This filing relates solely to the following series of the Registrant:

Accessor Income Allocation Fund
Accessor Income and Growth Allocation Fund
Accessor Balanced Allocation Fund
Accessor Growth and Income Allocation Fund
Accessor Growth Allocation Fund
Accessor Aggressive Growth Allocation Fund

PART A:
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The Accessor Allocation Funds Advisor Class Prospectus dated December 22, 2000 and the Accessor Allocation Funds Investor Class Prospectus dated December 22, 2000 are incorporated herein by reference as filed electronically on December 22, 2000 (Accession Number 0000876603-00-000026).


PART B:
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                             ACCESSOR(R) FUNDS, INC.
                           ACCESSOR ALLOCATION FUNDS
                          1420 Fifth Avenue, Suite 3600
                                Seattle, WA 98101
                          (206) 224-7420/(800) 759-3504
                                www.accessor.com

                       Statement of Additional Information
                             Dated December 22, 2000


ACCESSOR(R) FUNDS, INC. ("Accessor Funds") is a multi-managed, no-load, open-end management investment company, known as a mutual fund. Accessor Funds currently consists of nine diversified investment portfolios (collectively, the "Underlying Funds"), and six diversified funds of funds investment portfolios (called the "Accessor Allocation Funds", each a "Fund" and collectively, the "Funds"), each with its own investment objective and policies. The six Accessor Allocation Funds are the subject of this Statement of Additional Information. Each Fund offers two classes of shares, the Advisor Class Shares and the Investor Class Shares, which are offered through two prospectuses: the Advisor Class Shares Prospectus and the Investor Class Shares Prospectus, each dated December 22, 2000 (collectively, the "Prospectuses"). A copy of the applicable Prospectus may be obtained free of charge by writing to or calling the address or telephone number listed above. This Statement of Additional Information is not a prospectus and should be read in conjunction with the appropriate Prospectuses.


DESCRIPTION OF THE FUNDS

ACCESSOR INCOME ALLOCATION FUND seeks high current income and some stability of principal.

ACCESSOR INCOME AND GROWTH ALLOCATION FUND seeks high current income and some potential capital appreciation.

ACCESSOR BALANCED ALLOCATION FUND seeks moderate current income and some potential capital appreciation.

ACCESSOR GROWTH AND INCOME ALLOCATION FUND seeks moderate potential capital appreciation and some current income.

ACCESSOR GROWTH ALLOCATION FUND seeks high potential capital appreciation and some current income.

ACCESSOR   AGGRESSIVE  GROWTH  ALLOCATION  FUND  seeks  high  potential  capital appreciation.

                                Table of Contents


GENERAL INFORMATION AND HISTORY................................................3


INVESTMENT RESTRICTIONS, POLICIES AND RISK.....................................3


MANAGEMENT OF THE FUNDS.......................................................22


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................24


INVESTMENT ADVISORY AND OTHER SERVICES........................................25


VALUATION.....................................................................31


FUND TRANSACTION POLICIES.....................................................32


PERFORMANCE INFORMATION.......................................................35


CODE OF ETHICS................................................................37


TAX INFORMATION...............................................................38


ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................39


FINANCIAL STATEMENTS..........................................................42

                         GENERAL INFORMATION AND HISTORY

Accessor Funds was incorporated in Maryland on June 10, 1991. Accessor Funds is authorized to issue fifteen billion shares of common stock, $.001 par value per share, and is currently divided into nine Underlying Funds and six Funds. The Underlying Funds currently consist of the Growth, Value, Small to Mid Cap Funds (the "Underlying Domestic Equity Funds") and International Equity Fund (collectively with the Underlying Domestic Equity Funds, the "Underlying Equity Funds") and the Intermediate Fixed-Income, Short-Intermediate Fixed-Income, High Yield Bond and Mortgage Securities Funds (the "Underlying Bond Funds") and U.S. Government Money Fund (collectively with the Underlying Bond Funds, the "Underlying Fixed-Income Funds").

Each Fund offers two classes of shares, the Advisor Class Shares and the Investor Class Shares. The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of Accessor Funds, when issued, are fully paid, non-assessable, fully transferable and redeemable at the option of the holder. Shares also are redeemable at the option of Accessor Funds under certain circumstances. All shares of a Fund are equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of a Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. The Funds' shares do not have cumulative voting rights for the election of Directors. Pursuant to Accessor Funds' Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Directors may determine.

Accessor Capital Management LP ("Accessor Capital"), a Washington limited partnership, is the manager and administrator of Accessor Funds, pursuant to a Management Agreement with Accessor Funds. Accessor Capital is also Accessor Funds' transfer agent, registrar, dividend disbursing agent and provides record keeping, administrative and compliance services pursuant to its Transfer Agency and Administrative Agreement ("Transfer Agency Agreement") with Accessor Funds. Accessor Capital provides asset allocation services to the Funds pursuant to an Asset Allocation Agreement.

                   INVESTMENT RESTRICTIONS, POLICIES AND RISK

         Each Fund has certain investment restrictions that are "fundamental" and may be changed only with the approval of the holders of a majority of the outstanding voting securities of that Fund. As defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), a majority of the outstanding voting securities of a Fund means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. All of each Fund's investment restrictions and policies other than that Fund's fundamental investment restrictions may be changed without the approval of shareholders. This section of the Statement of Additional Information describes the Funds' investment restrictions, and other policies and restrictions.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions
-----------------------------------

     Each Fund is subject to the following "fundamental" investment restrictions. Unless otherwise noted, these restrictions apply at the time an investment is made. The investment limitations set forth below relate only to the Funds, and may not necessarily apply to the Underlying Funds in which the Funds invest. The investment limitations set forth below are considered at the time that investment securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restrictions. Accordingly, each of the Funds may not:

     1. Borrow money or issue senior securities, except as permitted by the Investment Company Act of 1940;

     2. Underwrite securities issued by others, except to the extent the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with the investment in other investment companies;

     3. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

     4. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities on other instruments backed by real estate or securities of companies engaged in the real estate business);

     5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

     6. Lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

Non-Fundamental Investment Restrictions
---------------------------------------

     The following are each Fund's non-fundamental investment restrictions. These restrictions may be modified or eliminated without shareholder approval.

     1. The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     2. The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     3. The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     4. Each Fund may invest in short-term instruments, U.S. Government securities and money market instruments for temporary defensive purposes when Accessor Capital believes that a more conservative approach is desirable.

        INVESTMENT POLICIES AND RISK CONSIDERATIONS OF UNDERLYING FUNDS

The following pages contain more detailed information about the types of investments in which an Underlying Fund may invest, strategies the Underlying Funds may employ and a summary of related risks. The Funds invest primarily in the Underlying Funds and consequently are subject to the risk considerations set forth below.

     Asset-Backed Securities offered through trusts and special purpose subsidiaries in which various types of assets, primarily home equity loans and automobile and credit card receivables, are securitized in pass-through structures, which means that they provide investors with payments consisting of both principal and interest as the loans in the underlying asset pool are paid off by the borrowers, similar to the mortgage pass-through structures described above or in a pay-through structure similar to the collateralized mortgage structure.

     Collateralized Mortgage Obligations ("CMOs") and Real Estate Mortgage Investment Conduits ("REMICs"). A CMO is a debt security that is backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs generally are partitioned into several classes with a ranked priority as to the time that principal payments will be made with respect to each of the classes. The Underlying Bond Funds invest only in privately-issued CMOs that are collateralized by mortgage-backed securities issued or guaranteed by GNMA, FHLMC or FNMA and in CMOs issued by FHLMC.

     A REMIC must elect to be, and must qualify for treatment as such, under the Internal Revenue Code of 1986, as amended (the "Code"). A REMIC must consist of one or more classes of "regular interests," some of which may be adjustable rate, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured, principally by real property. The Bond Funds do not intend to invest in residual interests. Congress intended for REMICs to ultimately become the exclusive vehicle for the issuance of multi-class securities backed by real estate mortgages. If a trust or partnership that issues CMOs does not elect and qualify for REMIC status, it will be taxed at the entity level as a corporation.

     Corporate Obligations. Corporate debt obligations include (i) corporate debt securities, including bonds, debentures, and notes; (ii) commercial paper (including variable-amount master demand notes); (iii) repurchase agreements involving investment-grade debt obligations; and (iv) convertible securities-debt obligations of corporations convertible into or exchangeable for equity securities.

     Duration, which is one of the fundamental tools used by money managers in security selection, is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or security's price would be expected to change by approximately one percent with a one percent change in interest rates. Assumptions generally accepted by the industry concerning the probability of early payment and other factors may be used in the calculation of duration for debt securities that contain put or call provisions, sometimes resulting in a duration different from the stated maturity of the security. With respect to certain mortgage-backed securities, duration is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. The maturity of a security measures only the time until final payment is due and, in the case of a mortgage-backed security, does not take into account the factors included in duration.

     A Fund's duration directly impacts the degree to which asset values fluctuate with changes in interest rates. For every one percent change in interest rate, a Fund's net asset value (the "NAV") is expected to change inversely by approximately one percent for each year of duration. For example, a one percent increase in interest rate would be expected to cause a fixed-income portfolio with an average dollar weighted duration of five years, to decrease in value by approximately five percent (one percent interest rate increase multiplied by the five year duration).

     Foreign Currency Transactions. The Underlying International Fund may enter into foreign currency transactions. The value of the assets of the Underlying International Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and it may incur costs in connection with conversions between various currencies. The Underlying International Fund will conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies ("forward contracts"). The Underlying International Fund may enter into forward foreign currency exchange contracts for hedging purposes. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements and no commissions are charged for such trades.

     The Underlying International Fund may enter into forward contracts when the Money Manager determines that the best interests of the Underlying International Fund will be served, such as circumstances to protect its value against a decline in exchange rates, or to protect against a rise in exchange rates for securities it intends to purchase, but it will not use such contracts for speculation. The Underlying International Fund may not use forward contracts to generate income, although the use of such contracts may incidentally generate income. When the Underlying International Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to establish the U.S. dollar costs or proceeds. By entering into a forward contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the Underlying International Fund will be able to protect against possible losses between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. Such contracts may limit potential gains that might result from a possible change in the relationship between the U.S. dollar and such foreign currency. There is no limitation on the value of forward contracts into which the Underlying International Fund may enter. When effecting forward foreign currency contracts, cash or liquid assets of the Underlying International Fund of a dollar amount having an aggregate value, measured on a daily basis, at least sufficient to make payment for the portfolio securities to be purchased will be segregated on the Underlying
International Fund's records at the trade date and maintained until the transaction is settled.

     When the Money Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Underlying International Fund's portfolio securities denominated in such foreign currency. The forecasting of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. The Underlying International Fund's Custodian will segregate cash, equity or debt securities in an amount not less than the value of the Underlying International Fund's total assets committed to forward contracts entered into under this second type of transaction.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Underlying International Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchases) if the market value of the security is less than the amount of foreign currency the Underlying International Fund are obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Underlying International Fund is obligated to deliver.

     This method of protecting the value of the Underlying International Fund's portfolio securities against a decline in the value of the currency does not eliminate fluctuations in the underlying prices of the securities. It establishes a rate of exchange that one can achieve at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     Foreign Securities. Certain of the Funds may invest in certain of the Underlying Funds that invest in foreign securities. Foreign securities involve certain risks. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. Generally, outside the United States there is less government regulation of securities exchanges, brokers and listed companies and, with respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investments within such countries.

     In many instances, foreign debt securities may provide higher yields than securities of domestic issuers that have similar maturities and quality. However, under certain market conditions, these investments may be less liquid than investments in the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government, its instrumentalities or agencies.

     If a security is denominated in a foreign currency, such security will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Underlying Fund's securities denominated in that currency. Such changes also will affect the Underlying Fund's income and distributions to shareholders. In addition, although the Underlying Fund will receive income in such currencies, the Underlying Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Underlying Fund's income has been accrued and translated into U.S. dollars, the Underlying Fund could be required to liquidate portfolio securities to make such distributions, particularly when the amount of income the Underlying Fund is required to distribute is not immediately reduced by the decline in such security. Similarly, if an exchange rate declines between the time the Underlying Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency which must be converted into U.S. dollars to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

     Forward Commitments. An Underlying Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") consistent with the Underlying Fund's ability to manage its investment portfolio and meet redemption requests. The Underlying Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid assets of the Underlying Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased, measured on a daily basis, will be segregated on the Underlying Fund's records at the trade date and maintained until the transaction is settled, so that the purchase of securities on a forward commitment basis is not deemed to be the issuance of a senior security. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

     Futures Contracts. Each Underlying Fund (other than the U.S. Government Money Fund) is permitted to enter into financial futures contracts, stock index futures contracts and related options thereon ("futures contracts") in accordance with its investment objective. The Underlying International Fund also may purchase and write futures contracts on foreign currencies. Futures contracts will be limited to hedging transactions to minimize the impact of cash balances and for return enhancement and risk management purposes in accordance with regulations of the Commodity Futures Trading Commission.

     A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as United States Treasury bonds, notes and bills, commercial paper, bank certificates of deposit, an agreed amount of currencies, or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting contract, which cancels the original contract to make or take delivery. Futures contracts are traded on "contract markets" designated by the Commodity Futures Trading Commission. Trading is similar to the manner stock is traded on an exchange, except that all contracts are cleared through and guaranteed to be performed by a clearing corporation associated with the commodity exchange on which the futures contract is traded.

     Upon entering into a futures contract, an Underlying Fund is required to deposit in a segregated account with Accessor Funds' Custodian in the name of the futures broker through whom the transaction was effected, initial margin consisting of cash, U.S. government securities or other liquid assets having an aggregate value, measured on a daily basis, at least equal to the amount of the covered obligations. Subsequent daily payments are made between the Underlying Fund and futures broker to maintain the initial margin at the specified percentage. The purchase and sale of futures contracts and collateral arrangements with respect thereto are not deemed to be a pledge of assets and such arrangements are not deemed to be a senior security.

     A "short hedge" is taking a short position in the futures market (that is, selling a financial instrument or a stock index futures contract for future delivery on the contract market) as a temporary substitute for sale of the financial instrument or common stock, respectively, in the cash market, when an Underlying Fund holds and continues to hold the financial instrument necessary to make delivery under the financial futures contract or holds common stocks in an amount at least equal in value to the stock index futures contract.

     A "long hedge" is taking a long position in the futures market (that is, purchasing a financial instrument or a stock index futures contract for future delivery on a contract market) as a temporary substitute for purchase of the financial instrument or common stock, respectively, in the cash market when the Fund holds and continues to hold segregated liquid assets sufficient to take delivery of the financial instrument under the futures contract.

     A "stock index futures contract" is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the contract index. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Upon the termination of the contract, settlement is the difference between the contract price and the actual level of the stock index at the contract expiration and is paid in cash.

     A "financial futures contract" (or an "interest rate futures contract") is a contract to buy or sell a specified quantity of financial instruments such as United States Treasury bonds, notes, bills, commercial paper and bank certificates of deposit, an agreed amount of currencies, or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Substantially all futures contracts are closed out before settlement date or call for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract, which cancels the original contract to make or take delivery.

     It is anticipated that the primary use of stock index futures contracts will be for a long hedge in order to minimize the impact of cash balances. For example, an Underlying Fund may sell stock when a Money Manager determines that it no longer is a favorable investment, anticipating to invest the proceeds in different stocks. Until the proceeds are reinvested in stocks, the Underlying Fund may purchase a long position in a stock index futures contract.

     The Underlying Funds may purchase options on futures contracts as an alternative or in addition to buying or selling futures contracts for hedging purposes. Options on futures are similar to options on the security upon which the futures contracts are written except that options on stock index futures contracts give the purchaser the right, in return for a premium paid, to assume a position in a stock index futures contract at any time during the life of the option at a specified price and options on financial futures contracts give the purchaser the right, in return for a premium paid, to assume a position in a financial futures contract at any time during the life of the option at a specified price.

     Stock index futures contracts may be used as a hedge during or in anticipation of market decline. For example, if the market was anticipated to decline, stock index futures contracts in a stock index with a value that correlates with the declining stock value would be sold (short hedge) which would have a similar effect as selling the stock. As the market value declines, the stock index future's value decreases, partly offsetting the loss in value on the stock by enabling the Underlying Fund to repurchase the futures contract at a lower price to close out the position.

     Financial futures contracts may be used as a hedge during or in anticipation of interest rate changes. For example, if interest rates were anticipated to rise, financial futures contracts would be sold (short hedge) which have a similar effect as selling bonds. Once interest rates increase, fixed-income securities held in an Underlying Fund's portfolio would decline, but the futures contract value decreases, partly offsetting the loss in value of the fixed-income security by enabling the Underlying Fund to repurchase the futures contract at a lower price to close out the position.

     The Underlying Funds may purchase a put option on a stock index futures contract instead of selling a futures contract in anticipation of market decline. Purchasing a call option on a stock index futures contract is used instead of buying a futures contract in anticipation of a market advance, or to temporarily create an equity exposure for cash balances until those balances are invested in equities. Options on financial futures are used in similar manner in order to hedge portfolio securities against anticipated changes in interest rates.

     There are certain investment risks in using futures contracts as a hedging technique. One risk is the imperfect correlation between the price movement of the futures contracts and the price movement of the portfolio securities that are the subject of the hedge. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities and currencies, and differences between the financial instruments being hedged and the instruments underlying the futures contracts available for trading with respect to interest rate levels and maturities. Another risk is that a liquid secondary market may not exist for a futures contract, causing an Underlying Fund to be unable to close out the futures contract and thereby affecting an Underlying Fund's hedging strategy.

     Illiquid Securities. Illiquid securities are securities that are subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable, repurchase agreements having a maturity of longer than seven days, certain interest only ("IO")/principal only ("PO") strips, and over-the-counter ("OTC") options. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Inverse Floaters. Inverse floaters are securities with a variable interest rate that varies in inverse proportion to the direction of an interest rate, or interest rate index. Inverse floaters have significantly greater risk than conventional fixed-income instruments. When interest rates are declining, coupon payments will rise at periodic intervals. This rise in coupon payments causes rapid dramatic increases in prices compared to those expected from conventional fixed-income instruments of similar maturity. Conversely, during times of rising interest rates, the coupon payments will fall at periodic intervals. This fall in coupon payments causes rapid dramatic decreases in prices compared to those expected from conventional fixed-income instruments of similar maturity. If the Underlying Bond Funds or the Underlying International Fund invest in inverse floaters, they will treat inverse floaters as illiquid securities except for (i) inverse floaters issued by U.S. Government agencies and instrumentalities backed by fixed-rate mortgages, whose liquidity is monitored by Accessor Capital and the Money Managers for the Underlying Funds subject to the supervision of the Board of Directors or (ii) where such securities can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of NAV per share.

     Investing in emerging countries. Political and Economic Factors. Investing in emerging countries involves potential risks relating to political and economic developments abroad. Governments of many emerging countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Accordingly, government actions in the future could have a significant effect on economic conditions in emerging countries, which could affect the value of securities in the Underlying Funds. The value of the investments made by the Underlying Funds will be affected by commodity prices, inflation, interest rates, taxation, social instability, and other political, economic or diplomatic developments in or affecting the emerging countries in which the Underlying Funds have invested. In addition, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, or other similar developments, which could affect investments in those countries. While the Money Managers intend to manage the Underlying Funds in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Underlying Funds to suffer a loss of interest or principal on any of its holdings. The Underlying Funds will treat investments that are subject to repatriation restrictions of more than seven (7) days as illiquid securities.

     Certain of the risks associated with investments generally are heightened for investments in emerging countries. For example, securities markets in emerging countries may be less liquid, more volatile and less subject to governmental regulation than U.S. securities markets. There may be less publicly available information about issuers in emerging countries than about domestic issuers. Emerging Country issuers are not generally subject to accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. Markets in emerging countries also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Underlying Funds are uninvested and no return is earned thereon. Inability to dispose of securities due to settlement problems could result in losses to the Underlying Funds due to subsequent declines in value of securities or, if the Underlying Funds have entered into a contract to sell securities, could result in possible liability to the purchaser.

     Certain emerging countries require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

     Certain emerging countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an Emerging Country's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Underlying Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Underlying Funds of any restrictions on investments.

     Costs associated with transactions in securities of companies in emerging countries are generally higher than costs associated with transactions in U.S. securities. There are three basic components to such transaction costs, which include brokerage fees, market impact costs (i.e., the increase or decrease in market prices which may result when an Underlying Fund purchases or sells thinly traded securities), and the difference between the bid-ask spread. Each one of these components may be significantly more expensive in emerging countries than in the U.S. or other developed markets because of less competition among brokers, lower utilization of technology by exchanges and brokers, the lack of derivative instruments and less liquid markets. In addition to these transaction costs, the cost of maintaining custody of foreign securities generally exceeds custodian costs for U.S. securities.

     Throughout the last decade many emerging countries have experienced and continue to experience high rates of inflation. In certain countries, inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries.

     Limitations on Futures and Options Transactions. Accessor Funds on behalf of each Underlying Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, the notice of eligibility includes the following representations:

          (a) Each Underlying Fund will use commodity futures contracts and options solely for bona fide hedging purposes within the meaning of CFTC regulations; provided that the Underlying Fund may hold long positions in commodity futures contracts or options that do not fall within the definition of bona fide hedging transactions if the positions are used as part of an Underlying Fund management strategy and are incidental to the Underlying Fund's activities in the underlying cash market, and the underlying commodity value of the positions at all times will not exceed the sum of (i) cash or U.S. dollar-denominated high quality short-term money market instruments set aside in an identifiable manner, plus margin deposits, (ii) cash proceeds from existing investments due in 30 days, and
     (iii) accrued profits on the positions held by a futures commission merchant; and

          (b) An Underlying Fund will not enter into any commodity futures contract or options if, as a result, the sum of initial margin deposits on commodity futures contracts or options the Underlying Fund has purchased, after taking into account unrealized profits and losses on such contracts, would exceed 5% of the Underlying Fund's total assets.

     Lower-Rated Debt Securities. Debt securities rated lower than BBB by S&P or Baa by Moody's are commonly referred to as "junk bonds". Lower rated debt securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated securities. These risks include the possibility of default on principal or interest payments and bankruptcy of the issuer. During periods of deteriorating economic or financial conditions, the ability of issuers of lower rated debt securities to service their debt, meet projected goals or obtain additional financing may be impaired. In addition, the market for lower rated debt securities has in the past been more volatile and less liquid than the market for higher rated debt securities. These risks could adversely affect the Underlying Funds that invest in these debts securities.

     The widespread expansion of government, consumer and corporate debt within the economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. Because lower-rated debt securities involve issuers with weaker credit fundamentals (such as debt-to-equity ratios, interest charge coverage, earnings history and the like), an economic downturn, or increases in interest rates, could severely disrupt the market for lower-rated debt securities and adversely affect the value of outstanding debt securities and the ability of the issuers to repay principal and interest.

     Lower-rated debt securities possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. The markets for and prices of lower-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a debt security owned by an Underlying Fund defaulted, the Underlying Fund could incur additional expenses in seeking recovery with no guaranty of recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and an Underlying Fund's NAV. Lower-rated debt securities also present risks based on payment expectations. For example, lower-rated debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, an Underlying Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a lower-rated debt security's value will decrease in a rising interest rate market, as will the value of an Underlying Fund's assets.

     In addition, to the extent that there is no established retail secondary market, there may be thin trading of lower-rated debt securities, and this may have an impact on the ability to both value accurately lower-rated debt securities and an Underlying Fund's assets, and to dispose of the debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated debt securities, especially in a thinly traded market.

     Mortgage-Related Securities. Mortgage loans made by banks, savings and loan institutions and other lenders are often assembled into pools, the interests in which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Interests in such pools are called "mortgage-related securities" or "mortgage-backed securities." Most mortgage-related securities are pass-through securities, which means that they provide investors with payments consisting of both principal and interest as mortgages in the underlying mortgage pool are paid off by the borrower. The Underlying Bond Funds may invest in mortgage-related securities, and, in particular, mortgage pass-through securities, Government National Mortgage Association ("GNMA") Certificates, Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") mortgage-backed obligations and mortgage-backed securities of other issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers). GNMA creates mortgage-related securities from pools of Government-guaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings and loan associations. FNMA and FHLMC issue mortgage-related securities from pools of conventional and federally insured or guaranteed residential mortgages obtained from various entities, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. The mortgage-related securities either issued or guaranteed by GNMA, FHLMC or FNMA ("Certificates") are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA's, FHLMC's or FNMA's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., the Underlying Fund).

     The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. Mortgage-related securities from FNMA and FHLMC are not backed by the full faith and credit of the United States; however, in the Underlying Fund's opinion, their close relationship with the U.S. Government makes them high quality securities with minimal credit risks. The yields provided by these mortgage-related securities have historically exceeded the yields on other types of U.S. Government securities with comparable maturities; however, these securities generally have the potential for greater fluctuations in yields as their prices will not generally fluctuate as much as more traditional fixed-rate debt securities.

     In the case of mortgage pass-through securities, such as GNMA Certificates or FNMA and FHLMC mortgage-backed obligations, early repayment of principal arising from prepayments of principal on the underlying mortgage loans (due to the sale of the underlying property, the refinancing of the loan, or foreclosure) may expose an Underlying Fund to a lower rate of return upon reinvestment of the principal. For example, with respect to GNMA Certificates, although mortgage loans in the pool will have maturities of up to 30 years, the actual average life of a GNMA Certificate typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-backed security. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the Certificates.

     In addition, tracking the "pass-through" payments on GNMA Certificates and other mortgage-related and asset-backed securities may, at times, be difficult. Expected payments may be delayed due to the delays in registering newly traded paper securities. The Underlying Funds' Custodian's policies for crediting missed payments while errant receipts are tracked down may vary. Some mortgage-backed securities such as those of FHLMC and FNMA trade in book-entry form and should not be subject to this risk of delays in timely payment of income.

     The Underlying Bond Funds may invest in pass-through mortgage-related securities, such as fixed-rate mortgage-related securities ("FRMs") and adjustable rate mortgage-related securities ("ARMs"), which are collateralized by fixed rate mortgages and adjustable rate mortgages, respectively. ARMs have a specified maturity date and amortize principal much in the fashion of a fixed-rate mortgage. As a result, in periods of declining interest rates there is a reasonable likelihood that ARMs will behave like FRMs in that current levels of prepayments of principal on the underlying mortgages could accelerate. One difference between ARMs and FRMs is that, for certain types of ARMs, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest due to an ARM security holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

     In addition to GNMA, FNMA or FHLMC Certificates, through which the holder receives a share of all interest and principal payments from the mortgages underlying the Certificate, the Underlying Bond Funds also may invest in pass-through mortgage-related securities where all interest payments go to one class of holders ("Interest Only Securities" or "IOs") and all principal payments go to a second class of holders ("Principal Only Securities" or "POs"). These securities are commonly referred to as mortgage-backed security strips or MBS strips. Stripped mortgage-related securities have greater market volatility than other types of mortgage-related securities in which the Underlying Bond Funds may invest. The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an Underlying Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected. The Underlying Bond Funds will treat IOs and POs as illiquid securities except for (i) IOs and POs issued by U.S. Government agencies and instrumentalities backed by fixed-rate mortgages, whose liquidity is monitored by Accessor Capital and the Money Managers for these Underlying Funds subject to the supervision of the Board of Directors or (ii) where such securities can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of NAV per share.

     Municipal Securities. The Underlying Funds may invest up to 5% of their net assets in fixed-income securities issued by states, counties and other local governmental jurisdictions, including agencies of such governmental jurisdictions, within the United States.

     Options. The Underlying Funds' (other than the U.S. Government Money Fund) may purchase put and call options and write (sell) "covered" put and "covered" call options. The Underlying Domestic Equity Funds may purchase and write options on stocks and stock indices. These options may be traded on national securities exchanges or in the OTC market. Options on a stock index are similar to options on stocks except that there is no transfer of a security and settlement is in cash. The Underlying Domestic Equity Funds may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Underlying International Fund may purchase and write options on currencies. Currency options may be either listed on an exchange or traded OTC. Options on currencies are similar to options on stocks except that there is no transfer of a security and settlement is in cash. The Underlying International Fund may write covered put and call options on currencies to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a currency that it owns against a decline in value and purchase call options in an effort to protect against an increase in the price of currencies it intends to purchase. The currency options are traded on national currency exchanges, the OTC market and by large international banks. The Underlying International Fund may trade options on international stocks or international stock indices in a manner similar to that described above. The Underlying Bond Funds may purchase and write options on U.S. Government securities. The Underlying Bond Funds may write covered put and call options to generate additional income through the receipt of premiums, may purchase put options in an effort to protect the value of securities in their portfolios against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities they intend to purchase. All options on U.S. Government securities purchased or sold by the Underlying Bond Funds will be traded on U.S. securities exchanges or will result from separate, privately negotiated transactions with a primary government securities dealer recognized by the Board of Governors of the Federal Reserve System.

     A call option is a contract whereby a purchaser pays a premium in exchange for the right to buy the security on which the option is written at a specified price during the term of the option. A written call option is "covered" if the Underlying Fund owns the optioned securities or the Underlying Fund maintains in a segregated account with Accessor Funds' Custodian, cash, U.S. Government securities or other liquid assets with a value sufficient to meet its obligations under the call option, measured on a daily basis, or if the Underlying Fund owns an offsetting call option. When an Underlying Fund writes a call option, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period, at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Underlying Fund forgoes any gain from an increase in the market price of the underlying security over the exercise price.

     The purchaser of a put option pays a premium and receives the right to sell the underlying security at a specified price during the term of the option. The writer of a put option receives a premium and in return, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. A written put option is "covered" if an Underlying Fund deposits with Accessor Funds' Custodian, cash, U.S. Government securities or other liquid assets with an aggregate value, measured on a daily basis, at least equal to the exercised price of the put option.

     The Underlying Funds may purchase and write covered put and covered call options that are traded on United States or foreign securities exchanges or that are listed on the Nasdaq Stock Market. Currency options may be either listed on an exchange or traded OTC. Options on financial futures and stock indices are generally settled in cash as opposed to the underlying securities.

     Listed  options  are  third-party  contracts  (i.e.,   performance  of  the
obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are privately negotiated with the counterparty to such contract and are purchased from and sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Underlying Funds. OTC options differ from exchange-traded options in that OTC options are transacted with the counterparty directly and not through a clearing corporation (which guarantees performance). If the counterparty fails to take delivery of the securities underlying an option it has written, the Underlying Funds would lose the premium paid for the option as well as any anticipated benefit of the transaction. Consequently, the Underlying Funds must rely on the credit quality of the counterparty and there can be no assurance that a liquid secondary market will exist for any particular OTC options at any specific time. The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities subject to the 15% limitation described in "Illiquid Securities."

     The Underlying Funds will not write covered put or covered call options on securities if the obligations underlying the put options and the securities underlying the call options written by the Underlying Fund exceed 25% of its net assets other than OTC options and assets used as cover for written OTC options. Furthermore, the Underlying Funds will not purchase or write put or call options on securities, stock index futures or financial futures if the aggregate premiums paid on all such options exceed 20% of the Underlying Fund's total net assets, subject to the foregoing limitations.

     If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she has been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. Each Underlying Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Underlying Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option.

     There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is generally required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of the relevant exchange or clearinghouse, such as The Options Clearing Corporation, an institution created to interpose itself between buyers and sellers of options in the United States. Technically, the clearinghouse assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

     Risks of Transactions in Options. An option position may be closed out only on an exchange, board of trade or other trading facility that provides a secondary market for an option of the same series. Although the Underlying Funds will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Underlying Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Underlying Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Underlying Funds intend to purchase and sell only those options that are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions.

     Privately-Issued  STRIP  Securities.  The  Underlying  Funds may  invest in principal portions or coupon portions of U.S. Government Securities that have been separated (stripped) by banks, brokerage firms, or other entities ("privately-issued STRIPS"). Stripped securities are usually sold separately in the form of receipts or certificates representing undivided interests in the stripped portion and are not considered to be issued or guaranteed by the U.S. Government. Stripped securities may be more volatile than non-stripped securities.

     Real Estate-Related Securities. Publicly traded REITs generally engage in acquisition, development, marketing, operating and long-term ownership of real property. A publicly traded REIT meeting certain asset-income and distribution requirements will generally not be subject to federal taxation on income distributed to its shareholders.

     Repurchase Agreements. A repurchase agreement is an agreement under which an Underlying Fund purchases a fixed-income security, generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit, from a commercial bank, or broker or dealer, and simultaneously agrees to sell the security back to the original seller at an agreed upon price and date (normally, the next business day). The securities purchased by the Underlying Fund will have a total value in excess of the value of the repurchase agreement and will be held by Fifth Third Bank, the Underlying Funds' custodian (the "Custodian"), either physically or in a book-entry system, until repurchased. Repurchase agreements will at all times be fully collateralized by U.S. Government securities or other collateral, such as cash, in an amount at least equal to the repurchase price, including accrued interest earned on the underlying securities, and the securities held as collateral will be valued daily, and as the value of the securities declines, the Underlying Fund will require additional collateral. If the party agreeing to repurchase should default and if the value of the collateral securing the repurchase agreements declines below the repurchase price, the Underlying Fund may incur a loss. Repurchase agreements carry certain risks associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Underlying Fund if the counterparty to the repurchase agreement becomes bankrupt or otherwise fails to deliver securities. Repurchase agreements assist an Underlying Fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Each Underlying Fund will limit repurchase agreement transactions to counterparties who meet creditworthiness standards approved by the Board of Directors, which include commercial banks having at least $1 billion in total assets and broker-dealers having a net worth of at least $5 million or total assets of at least $50 million. See "Investment Restrictions, Policies and Risk Considerations - Illiquid Securities."

     Reverse Repurchase Agreements and Dollar Rolls. Each Underlying Fund may enter into reverse repurchase agreements. A reverse repurchase agreement has the characteristics of borrowing and is a transaction whereby an Underlying Fund sells and simultaneously agrees to repurchase a portfolio security to a bank or a broker-dealer in return for a percentage of the portfolio security's market value. The Underlying Fund retains the right to receive interest and principal payments. At the agreed upon future date, the Underlying Fund repurchases the security by paying an agreed upon purchase price plus interest. The Underlying Bond Funds may also enter into dollar rolls in which the Underlying Funds sell securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Underlying Funds forego principal and interest paid on the securities. The Underlying Funds are compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

     At the time an Underlying Fund enters into reverse repurchase agreements or dollar rolls, the Underlying Fund will establish or maintain a segregated account with a custodian approved by the Board of Directors, containing cash or liquid assets having an aggregate value, measured on a daily basis, at least equal in value to the repurchase price including any accrued interest. Reverse repurchase agreements and dollar rolls involve the risk that the market value of securities retained in lieu of sale may decline below the price of the securities the Underlying Fund has sold but is obligated to repurchase. In the event the counterparty to a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Underlying Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decisions.

     Reverse repurchase agreements and dollar rolls are considered borrowings by the Underlying Funds for purposes of the percentage limitations applicable to borrowings.

         Rights and Warrants. Warrants are instruments that give the holder the right to purchase the issuer's securities at a stated price during a stated term. Rights are short-term warrants issued to shareholders in conjunction with new stock issues. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. Warrants involve a risk of loss if the market price of the underlying securities subject to the warrants never exceeds the exercise price of the warrants. See "Investment Restrictions."

     Risks of Investing in Asset-Backed and Mortgage-Related Securities. The yield characteristics of mortgage-related securities (including CMOs and REMICs) and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Underlying Bond Funds purchase such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the
Underlying Bond Funds purchase these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

     Although the extent of prepayments in a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Underlying Bond Funds are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-backed securities, although less likely to experience the same prepayment rates as mortgage-related securities, may respond to certain of the same factors influencing prepayments, while at other times different factors will predominate. Mortgage-related securities and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

     Asset-backed securities involve certain risks that are not posed by mortgage-related securities, because asset-backed securities do not usually have the type of security interest in the related collateral that mortgage-related securities have. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce a creditor's ability to realize full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

     Rule 144A Securities. Each Underlying Fund may purchase securities that are not registered under the Securities Act, but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act ("Rule 144A Securities"). In addition to an adequate trading market, the Board will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Underlying Funds to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board will carefully monitor any investments by the Underlying Fund in Rule 144A Securities.

     Rule 144A securities may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and an Underlying Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by an Underlying Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public by establishing a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers (as such term is defined under Rule 144A). Accessor Capital anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (the "NASD"). An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the Underlying Funds, however, could affect adversely the marketability of such Underlying Funds' securities and, consequently, the Underlying Funds might be unable to dispose of such securities promptly or at favorable prices. Accessor Capital will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

     Securities issued pursuant to Rule 144A are not deemed to be illiquid. The Money Manager will monitor the liquidity of such restricted securities subject to the supervision of Accessor Capital and the Board of Directors. In reaching liquidity decisions, the Money Manager will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; (4) the number of other potential purchasers; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

     Securities Lending. Consistent with applicable regulatory requirements, each Underlying Fund, pursuant to a securities lending agency agreement between the lending agent and the Underlying Fund, may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate the maximum allowable percentage under the applicable laws and regulations of the value of the Underlying Fund's net assets, currently 33-1/3%. Such loans must be callable at any time by the Underlying Fund and at all times be secured by cash, U.S. Government securities, irrevocable letters of credit or such other equivalent collateral that is at least equal to the market value, determined daily, of the loaned securities. The Underlying Fund will receive the collateral in an amount equal to at least 102% (in the case of domestic securities) or 105% (in the case of foreign securities) of the current market value of the loaned securities plus accrued interest. Cash collateral received by the Underlying Fund will be invested in any securities in which the Underlying Fund is authorized to invest. The advantage of such loans is that the Underlying Fund continues to receive interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral that will be invested in short-term obligations.

     A loan may be terminated by the borrower on one business day's notice or by the Underlying Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Underlying Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by and under the general supervision of the Board of Directors, as monitored by Accessor Capital and the lending agent. On termination of the loan, the borrower is required to return the securities to the Underlying Fund, and any gain or loss in the market price during the loan would be borne by the Underlying Fund.

     Since voting or consent rights which accompany loaned securities pass to the borrower, the Underlying Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Underlying Fund's investment in the securities which are the subject of the loan. The Underlying Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

     Short Sales Against-the-Box. Short sales against-the-box are short sales of securities that an Underlying Fund owns or has the right to obtain (equivalent in kind and amount to the securities sold short). Each Underlying Fund (other than the U.S. Government Money Fund) may make such sales or maintain a short position, provided that at all times when a short position is open, the Underlying Fund sets aside in a segregated custodial account while the short sales remains outstanding an equal amount of such securities or securities convertible or exchangeable for such securities without the payment of any further consideration for the securities sold short.

     Special Risks of Hedging and Income Enhancement Strategies. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which an Underlying Fund would not be subject absent the use of these strategies. If the Money Manager's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Underlying Fund may leave the Underlying Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include: (1) dependence on the Money Manager's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to raise additional initial margin; (6) in the case of futures, the need to meet daily margin in cash; and (7) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

     Temporary Defensive Policies. If, in the opinion of Accessor Capital and/or the Money Manager, as applicable, market or economic conditions warrant, the Underlying Funds may adopt a temporary defensive strategy.

     During these times, the average dollar weighted duration of the Underlying Intermediate Fixed-Income Fund may fall below three years, or rise to as high as fifteen years and the Underlying Short-Intermediate Fixed-Income Fund may fall below one year, or rise to as high as fifteen years. In such event, the Underlying Funds will be subject to greater or less risk depending on whether average dollar weighted duration is increased or decreased. At any time that these Underlying Funds' average dollar weighted duration is increased, the Underlying Funds are subject to greater risk, since at higher durations an Underlying Fund's asset value is more significantly impacted by changes in prevailing interest rates than at lower durations. Likewise, when the Underlying Fund's average dollar weighted duration is decreased, the Underlying Fund is subject to less risk, since at lower durations an Underlying Fund's asset value is less significantly impacted by changes in prevailing interest rates than at higher durations. When Accessor Capital and/or the Money Manager determines that a temporary defensive strategy is no longer needed, investments will be reallocated to return the Underlying Funds to their designated average dollar weighted duration.

     U.S. Government Securities. The types of U.S. Government obligations in which the Underlying Funds may at times invest include: (1) a variety of United States Treasury obligations, which differ only in their interest rates, maturities and times of issuance, i.e., United States Treasury bills having a maturity of one year or less, United States Treasury notes having maturities of one to ten years, and United States Treasury bonds generally having maturities of greater than ten years; (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the United States Treasury (such as GNMA Participation Certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the United States Treasury, (c) discretionary authority of the U.S. Government agency or instrumentality, or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Farmers Home Administration, Central Bank for
Cooperatives,  Federal  Intermediate  Credit Banks,  Federal Home Loan Banks and
FNMA). In the case of securities not backed by the full faith and credit of the United States, the Underlying Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. No assurance can be given that the U.S. Government will provide financial support to such U.S. Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d) in the future, other than as set forth above, since it is not obligated to do so by law. The Underlying Funds may purchase U.S. Government obligations on a forward commitment basis.

     Variable and Floating Rate Securities. A floating rate security is one whose terms provide for the automatic adjustment of interest rate whenever a specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a percentage of the prime rate of a specified bank or some similar objective standard, such as the 90-day United States Treasury bill rate, and may change as often as twice daily. Generally, changes in interest rates on floating rate securities will reduce changes in the security's market value from the original purchase price, resulting in the potential for capital appreciation or capital depreciation being less than for fixed-income obligations with a fixed interest rate.

     The U.S. Government Money Fund may purchase variable rate U.S. Government obligations which are instruments issued or guaranteed by the U.S. Government, or any agency or instrumentality thereof, which have a rate of interest subject to adjustment at regular intervals but less frequently than annually. Variable rate U.S. Government obligations on which interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

     The Underlying Funds may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit an Underlying Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Underlying Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are collateralized by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, an Underlying Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a portfolio may invest in obligations that are not so rated only if its Money Manager determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Underlying Fund may invest. The Money Manager of an Underlying Fund will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Underlying Fund.

     Zero-Coupon Securities. A zero-coupon security has no cash-coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest equivalent received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Zero-coupon securities are more volatile than cash pay securities. The Underlying Fund accrues income on these securities prior to the receipt of cash payments. The Underlying Fund intends to distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

                             MANAGEMENT OF THE FUNDS

     The Board of Directors is responsible for overseeing generally the operation of Accessor Funds. The officers are responsible for the day-to-day management and administration of Accessor Funds' operations.

                 Name and                   Position with                 Principal Occupations
                 Address              Age   the Fund                      During Past Five Years

 *  J. Anthony Whatley, III**         57    Director, President and       Director   and   President,    Accessor
    1420 Fifth Avenue                       Principal Executive Officer   Capital   Corporation,   since   August
    Seattle, WA                                                           2000;   Executive  Director,   Accessor
                                                                          Capital  Management  L.P.  since  April
                                                                          1991;   President,   Accessor   Capital
                                                                          Management   Associates,   Inc.   since
                                                                          April  1991;  Director  and  President,
                                                                          Northwest Advisors, Inc. since 1990.

    George G. Cobean, III             62    Director                      Partner,     Martinson,     Cobean    &
    1607 South 341st Place                                                Associates,   P.S.   (certified  public
    Federal Way, WA                                                       accountants) since 1973.

    Geoffrey C. Cross                 60    Director                      President,   Geoffrey  C.  Cross  P.S.,
    252 Broadway                                                          Inc.,  (general  practice of law) since
    Tacoma, WA                                                            1970.

    Ravindra A. Deo                   37    Vice President,               Director   and   Secretary,    Accessor
    1420 Fifth Avenue                       Treasurer and                 Capital   Corporation,   since   August
    Seattle, WA                             Principal Financial           2000;   Director  and  Vice  President,
                                            and Accounting Officer        Northwest  Advisors,  Inc.  since  July
                                                                          1993;    Vice   President   and   Chief
                                                                          Investment  Officer,  Accessor  Capital
                                                                          Management L.P. since January 1992.

    Linda V. Whatley**                42    Vice President and            Treasurer of Northwest  Advisors,  Inc.
    1420 Fifth Avenue                       Assistant Secretary           since   July  1993;   Vice   President,
                                                                          Accessor  Capital  Management  LP since
                                                                          April 1991; Secretary  since April 1991
                                                                          and Director  and Treasurer  since June
                                                                          1992  of  Bennington Capital Management
                                                                          Associates, Inc.

    Robert J. Harper                  56    Vice President                Director   and   Treasurer,    Accessor
    1420 Fifth Avenue                                                     Capital   Corporation,   since   August
    Seattle, WA                                                           2000;   Director  and  Vice  President,
                                                                          Northwest    Advisers,    Inc.    since
                                                                          November  1995;  Director  of Sales and
                                                                          Client   Service,    Accessor   Capital
                                                                          Management L.P. since October 1993.

    Christine J. Stansbery            48    Secretary                     Secretary,   Northwest  Advisers,  Inc.
    1420 Fifth Avenue                                                     since   May,   1999;   Assistant   Vice
    Seattle, WA                                                           President-Compliance since January 1997
                                                                          Regulatory Manager from  March  1996 to
                                                                          December  1996,   Legal  Assistant from
                                                                          March  1993 to  March  1996 at Accessor
                                                                          Capital Management LP

----------
*"Interested Person" by virtue of his employment by and/or indirect interest in Accessor Capital.

** J. Anthony Whatley, III and Linda V. Whatley are husband and wife.

     The following table shows the compensation paid by Accessor Funds to the Directors during the fiscal year ended December 31, 1999:

                               COMPENSATION TABLE

                                                   Pension or                               Total
                                Aggregate          Retirement          Estimated       Compensation from         Total
                               Compensation      Benefits Accrued        Annual        Underlying Funds     Compensation from
                              from Accessor     as part of Company    Benefits upon     Paid to Board         Funds paid to
                              Funds Complex*        Expenses           Retirement          Members            Board Members**
                              --------------        --------          ------------        ---------          ----------------

         Director
J. Anthony Whatley III             None                None               None              None                  None
George G. Cobean III             $17,000               None               None            $17,000                 None
Geoffrey C. Cross                $17,000               None               None            $17,000                 None

----------
*The Accessor Underlying Funds Complex consist of the nine Underlying Funds and six Funds.

 **The Funds were not in operation at December 31, 1999.

     Directors who are not "interested persons" of Accessor Funds are paid fees of $3,000 per meeting plus out-of-pocket costs associated with attending Board meetings. Directors employed by Accessor Capital have agreed that, if their employment with Accessor Capital is terminated for any reason, and a majority of the remaining Directors of Accessor Funds so request, they will be deemed to have resigned from the Board of Directors at the same time their employment with Accessor Capital terminates. Accessor Fund's officers and employees are paid by Accessor Capital and receive no compensation from Accessor Funds.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of November 27, 2000, there were no owners, of record or beneficially, of 5% or more of the shares of the Funds.

     As of November 27, 2000, none of the Directors and officers of Accessor Funds, as a group, beneficially owned more than 1% of the shares of each Fund.

     If a meeting of the shareholders were called, the owners of 5% or more of the shares, if voting together, may, as a practical matter, have sufficient voting power to exercise control over the business, policies and affairs of Accessor Funds and, in general, determine certain corporate or other matters submitted to the shareholders for approval, such as a change in the Funds' investment policies, all of which may adversely affect the NAV of a Fund. As with any mutual fund, certain shareholders of a Fund could control the results of voting in certain instances. For example, a vote by certain majority shareholders changing the Fund's investment objective could result in dissenting minority shareholders withdrawing their investments and a corresponding increase in costs and expenses for the remaining shareholders.

                     INVESTMENT ADVISORY AND OTHER SERVICES

SERVICE PROVIDERS

         The Funds' day-to-day operations are performed by separate business organizations under contract to Accessor Funds. The principal service providers are:

     Manager, Administrator, Transfer Agent,      Accessor Capital Management LP
     Registrar and Dividend Disbursing Agent

     Custodian and Fund Accounting Agent          The Fifth Third Bank, N.A.

     Manager, Administrator, Transfer Agent, Registrar and Dividend Disbursing Agent. Accessor Capital is the manager and administrator of the Underlying Funds as well as the Funds, pursuant to separate Management Agreements with Accessor Funds. Accessor Capital provides or oversees the provision of all general management, administration, investment advisory and portfolio management services for Accessor Funds. Accessor Capital provides Accessor Funds with office space and equipment, and the personnel necessary to operate and administer each Fund's business and to supervise the provision of services by third parties such as the Money Managers and Fifth Third Bank that serves as the Custodian and Fund Accounting Agent. Accessor Capital also develops the investment programs for the Funds, selects Money Managers of the Underlying Funds (subject to approval by the Board of Directors), allocates assets among Money Managers of the Underlying Funds, monitors the Money Managers' of the Underlying Funds investment programs and results, and may exercise investment discretion over the Underlying Funds and assets invested in the Underlying Funds' liquidity reserves, or other assets not assigned to a Money Manager of an Underlying Fund. Accessor Capital currently invests all the assets of the Underlying U.S. Government Money Fund. Accessor Capital exercises investment discretion over the Funds and the assets invested in the Funds. Accessor Capital also acts as the Transfer Agent, Registrar and Dividend Disbursing Agent for Accessor Funds and provides certain administrative and compliance services to Accessor Funds.

     Under the Management Agreements, Accessor Capital has agreed not to withdraw from Accessor Funds the use of Accessor Funds' name. In addition, Accessor Capital may not grant the use of a name similar to that of Accessor Funds to another investment company or business enterprise without, among other things, first obtaining the approval of Accessor Funds' shareholders.


     The Management Agreement with the Funds was approved by the Board of Directors including all of the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect financial interest in the Management Agreement on November 16, 2000, and by the shareholders of the Funds on December 27, 2000.

     The current Management Agreement with the Underlying Funds was approved by the Board of Directors including all of the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect financial interest in the Management Agreement on June 17, 1992, by the shareholders of the Underlying Growth Fund, Underlying Value Fund (formerly referred to as Value and Income Portfolio), Underlying Small to Mid Cap Fund (formerly referred to as the Small Cap Portfolio) and Underlying International Equity Fund on June 17, 1992, and by the shareholders of the Underlying Short-Intermediate Fixed-Income Fund, Underlying Intermediate Fixed-Income Fund, Underlying Mortgage Securities Fund and Underlying U.S. Government Money Fund on August 3, 1992 and the sole shareholder of the Underlying High Yield Bond Fund on May 1, 2000. The Management Agreement with the Underlying Funds has been renewed by the Board of Directors including all of the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect financial interest in the Management Agreement of the Underlying Funds each year, most recently on May 28, 1997, May 20, 1998 and May 7, 1999.

     The general partners of Accessor Capital are Northwest Advisors, Inc., Bennington Management Associates, Inc. and Accessor Capital Corporation, all of which are Washington corporations. The sole limited partner of Accessor Capital Management LP is Zions Investment Management, Inc., a wholly-owned subsidiary of Zions First National Bank, N.A. The managing general partner of Accessor Capital Management, LP is Accessor Capital Corporation, which is controlled by J. Anthony Whatley, III. The mailing address of Accessor Capital is 1420 Fifth Avenue, Suite 3600, Seattle, Washington 98101.

    Acceessor Capital's Fees. Each Fund pays Accessor Capital a fee equal on an annual basis to 0.10% of the Fund's average daily net assets. In addition to the Management Fee paid to Accessor Capital, the Funds bear their pro rata portion of the fees and expenses of the Underlying Funds, including management fees. The management fees paid by the Underlying Funds are described in the prospectuses and Statement of Additional Information of the Underlying Funds. The Funds commenced operation on or about December 20, 2000.

     Custodian and Fund Accounting Agent. The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, ("Fifth Third") a banking company organized under the laws of the State of Ohio, has acted as Custodian of the Underlying Funds' assets since October, 1996, and the Funds assets beginning with their commencement of operation on or about December 1, 2000. Through an agreement between Fifth Third and Accessor Funds may employ sub-custodians outside the United States which have been approved by the Board of Directors. Fifth Third holds all portfolio securities and cash assets of each Fund and is authorized to deposit securities in securities depositories or to use the services of sub-custodians. Fifth Third is paid by the Funds an annual fee and also is reimbursed by Accessor Funds for certain out-of-pocket expenses including postage, taxes, wires, stationery and telephone. Fifth Third acts as Custodian for investors of the Funds with respect to the individual retirement accounts ("IRA Accounts"). Fifth Third also provides basic recordkeeping required by each of the Funds for regulatory and financial reporting purposes. Fifth Third is paid by the Funds an annual fee plus specified transactions costs per Fund for these services, and is reimbursed by Accessor Funds for certain out-of-pocket expenses including postage, taxes, wires, stationery and telephone.

     Independent Auditors. Deloitte & Touche LLP, Two World Financial Center, New York, New York, 10281, serves as each Fund's independent auditor and in that capacity audits the Funds' annual financial statements.

     Fund Counsel. Kirkpatrick & Lockhart LLP, 75 State Street, Boston, Massachusetts 02109.

                                 FUND EXPENSES

     Accessor Funds has applied to the Securities and Exchange Commission for an exemptive order that will allow the Underlying Funds to pay the expenses of the Funds other than the Funds' direct management fees to the extent that the Underlying Funds derive financial and other benefits as a result of investments in the Funds. To the extent these expenses are not paid by the Underlying Funds, Accessor Capital has agreed to pay these expenses for the fiscal years ended December 31, 2000 through 2003. As a result, the Funds do not expect to bear directly any such expenses, although the Funds will indirectly bear such expenses through their investments in the Underlying Funds.

     Accessor Capital provides transfer agent, registrar and dividend disbursing agent services to each Fund pursuant to a Transfer Agency Agreement between Accessor Capital and Accessor Funds. Sub-transfer agent and compliance services previously provided by Accessor Capital under the Sub-Administration Agreement are provided to the Funds under the Transfer Agency Agreement. Accessor Capital also provides certain administrative and recordkeeping services under the Transfer Agency Agreement. For providing these services, the Underlying Funds will pay to Accessor Capital pursuant to the Expense Agreement (i) a fee equal to 0.13% of the average daily net assets of each Fund of Accessor Funds, and
(ii) a transaction fee of $0.50 per transaction. Accessor Capital is also reimbursed by Accessor Funds for certain out-of-pocket expenses including postage, taxes, wire transfer fees, stationery and telephone expenses.

The Underlying Funds pay all of their operating expenses other than those expressly assumed by Accessor Capital. In addition, the Underlying Funds have agreed to pay pursuant to the Expense Agreement certain operating expenses of the Funds. Accessor Funds' expenses include: (a) expenses of all audits and other services by independent public accountants; (b) expenses of the transfer agent, registrar and dividend disbursing agent; (c) expenses of the Custodian, administrator and Fund Accounting agent; (d) expenses of obtaining quotations for calculating the value of Accessor Funds' assets; (e) expenses of obtaining Accessor Fund activity reports and analyses for each Accessor Fund; (f) expenses of maintaining each Accessor Fund's tax records; (g) salaries and other compensation of any of Accessor Funds' executive officers and employees, if any, who are not officers, directors, shareholders or employees of Accessor Capital or any of its partners; (h) taxes levied against the Accessor Funds; (i) brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Accessor Funds; (j) costs, including the interest expense, of borrowing money; (k) costs and/or fees incident to meetings of the Accessor Funds, the preparation and mailings of prospectuses and reports of the Accessor Funds to their shareholders, the filing of reports with regulatory bodies, the maintenance of Accessor Funds' existence, and the registration of shares with federal and state securities authorities; (l) legal fees, including the legal fees related to the registration and continued qualification of the Accessor Funds' shares for sale; (m) costs of printing stock certificates representing shares of the Accessor Funds; (n) Directors' fees and expenses of Directors who are not officers, employees or shareholders of Accessor Capital or any of its partners; (o) the fidelity bond required by Section 17(g) of the Investment Company Act, and other insurance premiums; (p) association membership dues; (q) organizational expenses; (r) extraordinary expenses as may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of Accessor Funds to indemnify its Directors, officers, employees and agents with respect thereto; and (s) any expenses allocated or allocable to a specific class of shares ("Class-specific expenses"). Class-specific expenses include distribution and service fees and administration fees as described below payable with respect to Investor Class Shares, and may include certain other expenses if these expenses are actually incurred in a different amount by that class or if the class receives services of a different kind or to a different degree than the other class, as permitted by Accessor Funds' Multi-Class Plan (as defined below) adopted pursuant to Rule 18f-3 under the Investment Company Act and subject to review and approval by the Directors. Class-specific expenses do not include advisory or custodial fees or other expenses related to the management of a Accessor Fund's assets. The Underlying Funds and the Funds are each responsible for paying their respective management fee to Accessor Capital. Additionally, the Underlying Funds pay a Basic Fee and Fund Management Fee in the first five quarters of investment operations to the applicable Money Managers of the Underlying Funds, and a Basic Fee and/or Performance Fee in the sixth quarter of investment operations to the applicable Money Managers of the Underlying Funds, more fully described in the Underlying Funds prospectuses and Statement of Additional Information. Certain expenses attributable to particular Underlying Funds are charged to those Underlying Funds, and other expenses are allocated among the Underlying Funds affected based upon their relative net assets.

     Dividends from net investment income with respect to Investor Class Shares will be lower than those paid with respect to Advisor Class Shares, reflecting the payment of administrative and/or service and/or distribution fees by the Investor Class Shares.

                             MULTI-CLASS STRUCTURE

     On February 19, 1998, the Board of Directors of Accessor Funds on behalf of the Underlying Funds, adopted a Rule 18f-3 Plan and established two classes of shares for the Funds, the Advisor Class and the Investor Class. The Board of Directors of Accessor Funds, including a majority of the non-interested Directors (as defined in the Investment Company Act), voted in person at the Board meeting on February 15, 2000, to adopt an Amended Rule 18f-3 Plan (the "Amended Multi-Class Plan") pursuant to Rule 18f-3 under the Investment Company Act. The Directors determined that the Amended Multi-Class Plan is in the best interests of each class individually and Accessor Funds as a whole. The Board of Directors of Accessor Funds, including a majority of the non-interested Directors (as defined in the Investment Company Act), voted in person at the Board meeting on November 16, 2000, to adopt an Amended Rule 18f-3 Plan (the "Amended Multi-Class Plan") pursuant to Rule 18f-3 under the Investment Company Act to include the Funds. The Directors determined that the Amended Multi-Class Plan is in the best interests of each class of the Funds individually and Accessor Funds as a whole.

     Under the Amended Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that:
(a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

     As described in the Amended Multi-Class Plan, Accessor Funds, on behalf of each Fund's Investor Class Shares, has adopted a Distribution and Service Plan and an Administrative Services Plan, each as described below. Pursuant to the appropriate plan, Accessor Funds may enter into arrangements with financial institutions, retirement plans, broker-dealers, depository institutions, institutional shareholders of record, registered investment advisers and other financial intermediaries and various brokerage firms or other industry recognized service providers of fund supermarkets or similar programs (collectively "Service Organizations") who may provide distribution services and shareholder services and/or administrative and accounting services to or on behalf of their clients or customers who beneficially own Investor Class Shares. Investor Class Shares are intended to be offered directly from Accessor Funds and may be offered by Service Organizations to their clients or customers, which may impose additional transaction or account fees. Accessor Capital may enter into separate arrangements with some Service Organizations to provide accounting and/or other services with respect to Investor Class Shares and for which Accessor Capital will compensate the Service Organizations from its revenue.

     As described in the Amended Multi-Class Plan, Accessor Funds has not adopted a Distribution and Service Plan or Administrative Services Plan for the Advisor Class Shares of the Funds or the Underlying Funds. Advisor Class Shares shall be offered by Accessor Funds at NAV with no distribution, shareholder or administrative service fees paid by the Advisor Class Shares of the Funds or the Underlying Funds. Advisor Class Shares are offered directly from Accessor Funds and may be offered through Service Organizations that may impose additional or different conditions on the purchase or redemption of Fund shares and may charge transaction or account fees. Accessor Funds, on behalf of the Advisor Class Shares of the Funds and the Underlying Funds, pays no compensation to Service Organizations and receives none of the fees or transaction charges. Accessor Capital may enter into separate arrangements with some Service Organizations to provide administrative, accounting and/or other services with respect to Advisor Class Shares and for which Accessor Capital will compensate the Service Organizations from its revenue.

     Distribution and Service Plan. Accessor Funds has amended its Distribution and Service Plan (the "Distribution and Service Plan") under Rule 12b-1 ("Rule 12b-1") of the Investment Company Act to include the Investor Class Shares of each Fund. Under the terms of the Distribution and Service Plan, Accessor Funds is permitted, out of the assets attributable to the Investor Class Shares of each Fund (i) to make directly or cause to be made, payments for costs and expenses to third parties or (ii) to reimburse third parties for costs and expenses incurred in connection with providing distribution services, including but not limited to (a) costs of payments made to employees that engage in the distribution of Investor Class Shares; (b) costs relating to the formulation and implementation of marketing and promotional activities, including but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (c) costs of printing and distributing prospectuses, statements of additional information and reports of Accessor Funds to prospective holders of Investor Class Shares; (d) costs involved in preparing, printing and distributing sales literature pertaining to Accessor Funds and (e) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that Accessor Funds may, from time to time, deem advisable (the "Distribution Services"). Pursuant to the Distribution and Service Plan, each Fund may also make payments to Service Organizations who provide non-distribution related services, including but not limited to: personal and/or account maintenance services. Such services may include some or all of the following: (i) shareholder liaison services; (ii) providing information periodically to Clients showing their positions in Investor Class Shares and integrating such statements with those of other transactions and balances in Clients' other accounts serviced by the Service Organizations; (iii) responding to Client inquiries relating to the services performed by the Service Organizations; (iv) responding to routine inquiries from Clients concerning their investments in Investor Class Shares; and (v) providing such other similar services to Clients as Accessor Funds may reasonably request to the extent the Service Organizations are permitted to do so under applicable statutes, rules and regulations.

     Subject to the limitations of applicable law and regulations, including rules of NASD, the payments made directly to third parties for such distribution and service related costs or expenses, shall be up to but not exceed 0.25% of the average daily net assets of the Funds attributable to the Investor Class Shares. In the event the Distribution and Service Plan is terminated, the Investor Class Shares shall have no liability for expenses that were not reimbursed as of the date of termination.

     Any Service Organization entering into an agreement with Accessor Funds under the Distribution and Service Plan may also enter into an Administrative Services Agreement with regard to its Investor Class Shares, which will not be subject to the terms of the Distribution and Service Plan.

     The Distribution and Service Plan may be terminated with respect to Accessor Funds by a vote of a majority of the "non-interested" Directors who have no direct or indirect financial interest in the operation of the Distribution and Service Plan (the "Qualified Directors") or by the vote of a majority of the outstanding voting securities of the relevant class of Accessor Funds. Any change in the Distribution and Service Plan that would materially increase the cost to the class of shares of Accessor Funds to which the Distribution Service Plan relates requires approval of the affected class of shareholders of Accessor Funds. The Distribution and Service Plan requires the Board to review and approve the Distribution and Service Plan annually and, at least quarterly, to receive and review written reports of the amounts expended under the Distribution and Service Plan and the purposes for which such expenditures were made. The Distribution and Service Plan may be terminated at any time upon a vote of the Qualified Directors.

     Defensive Distribution Plan. The Board of Directors of Accessor Funds, on behalf of the Funds adopted a Defensive Distribution Plan ("Defensive Distribution Plan") pursuant to Rule 12b-1 on November 16, 2000. Under the Defensive Distribution Plan, if the payment of management fees or administration fees by the Funds to Accessor Capital Management is deemed to be indirect financing by a Fund of the distribution of its shares, such payment is authorized by the Plan. The Defensive Distribution Plan specifically recognizes that Accessor Capital Management may use its past profits or its other resources, including management fees paid to Accessor Capital Management by the Funds to pay for expenses incurred in connection with providing services intended to result in the sale of Fund shares and/or shareholder support services. In addition, the Defensive Distribution Plan provides that Accessor Capital Management may pay significant amounts to intermediaries, such as banks, broker-dealers and other service-providers, that provide those services. Currently, the Board of Directors has authorized such payments for the Funds.

     Administrative Services Plan. Accessor Funds has amended its Administrative Services Plan to include the Investor Class Shares of the Funds whereby Accessor Funds is authorized to enter into Administrative Service Agreements (the "Agreements"), the form of which has been approved by the Board of Directors of Accessor Funds (the "Board") and each Agreement will be ratified by the Board of Directors at the next quarterly meeting after the arrangement has been entered into. Each Fund will pay an administrative services fee under the Administrative Services Plan at an annual rate of up to 0.25% of the average daily net assets of the Investor Class Shares of the Fund (the "Administrative Services Fee") beneficially owned by the clients of the Service Organizations. Provided, however, that no Fund shall directly or indirectly pay any distribution related amounts that will be allocated under Accessor Funds' Distribution and Service Plan. Administrative Services Fees may be used for payments to Service Organizations who provide administrative and support servicing to their customers who may from time to time beneficially own Investor Class Shares of Accessor Funds, which, by way of example, may include: (i) establishing and maintaining accounts and records relating to shareholders; (ii) processing dividend and distribution payments from the Fund on behalf of shareholders;
(iii) providing information periodically to shareholders showing their positions in shares and integrating such statements with those of other transactions and balances in shareholders other accounts serviced by such financial institution;
(iv) arranging for bank wires; (v) providing transfer agent or sub-transfer agent services, recordkeeping, custodian or subaccounting services with respect to shares beneficially owned by shareholders, or the information to the Fund necessary for such services; (vi) if required by law, forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (vii) assisting in processing purchase, exchange and redemption requests from shareholders and in placing such orders with our service contractors; or (viii) providing such other similar services, which are not considered "service fees" as defined in the NASD Rule 2830(b)(9), as a Fund may reasonably request to the extent the Service Organization is permitted to do so under applicable laws, statutes, rules and regulations. The Administrative Services Plan may be terminated at any time by a vote of the Qualified Directors. The Directors shall review and approve the Administrative Services Plan annually and quarterly shall receive a report with respect to the amounts expended under the Administrative Services Plan and the purposes for which those expenditures were made.

     The Directors believe that the Distribution and Service Plan and the Administrative Services Plan will provide benefits to Accessor Funds and will provide benefits to the Funds. The Directors believe that the multi-class structure may increase investor choice, result in efficiencies in the distribution of Fund shares and allow Fund sponsors to tailor products more closely to different investor markets. The Directors further believe that multiple classes avoid the need to create clone funds, which require duplicative portfolio and fund management expenses.

     The Distribution and Service Plan provides that it may not be amended to materially increase the costs which Investor Class shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities of Investor Class, and by vote of a majority of both (i) the Directors of Accessor Funds and (ii) those Directors who are not "interested persons" of Accessor Funds (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Qualified Directors"), cast in person at a meeting called for the purpose of voting on the plans and any related amendments.

     The Administrative Services Plan and Distribution and Service Plan provide that each shall continue in effect so long as such continuance is specifically approved at least annually by the Directors and the Qualified Directors defined above, and that the Directors shall review at least quarterly, a written report of the amounts expended pursuant to each plan and the purposes for which such expenditures were made.

     The Distribution and Service Plan provides that expenses payable under the plan shall be accrued and paid monthly, subject to the limit that not more that 0.25% of the average daily net assets attributable to the Investor Class Shares may be used to pay distribution or service related expenses.

                           VALUATION OF ACCESSOR FUNDS

Valuation of Funds
------------------

     The NAV per share of each class is calculated on each business day on which shares are offered or orders to redeem may be tendered. A business day is one on which the New York Stock Exchange, Fifth Third and Accessor Capital are open for business. Non-business days for 2000 will be New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that classes distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the classes proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the classes "NAV" per share. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund's classes.

     Under certain circumstances, the per share NAV of the Investor Class Shares of the Funds may be lower than the per share NAV of the Advisor Class Shares as a result of the daily expense accruals of the service and/or distribution fees applicable to the Investor Class Shares. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the classes.

     The assets of each Fund consists primarily of Advisor Class Shares of the Underlying Funds which are valued at their respective NAVs.

Valuation of Underlying Funds
-----------------------------

     The NAV per share of each class is calculated on each business day on which shares are offered or orders to redeem may be tendered. A business day is one on which the New York Stock Exchange, Fifth Third and Accessor Capital are open for business. Non-business days for 2000 will be New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used.

     Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix that incorporates both dealer-supplied valuations and electronic data processing techniques.

     The Underlying International Fund's portfolio securities trade primarily on foreign exchanges which may trade on Saturdays and on days that the Fund does not offer or redeem shares. The trading of portfolio securities on foreign exchanges on such days may significantly increase or decrease the NAV of the Fund's shares when the shareholder is not able to purchase or redeem Fund shares.

     Each Underlying Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that classes distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the classes proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the classes "NAV" per share. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund's classes.

     Under certain circumstances, the per share NAV of the Investor Class Shares of the Underlying Funds may be lower than the per share NAV of the Underlying Advisor Class Shares as a result of the daily expense accruals of the service and/or distribution fees applicable to the Investor Class Shares. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the classes.

                            FUND TRANSACTION POLICIES

     Fund Turnover Rate. The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short-term securities are excluded. The Funds have no restrictions on portfolio turnover. The Funds will purchase or sell securities to: (i) accommodate purchases  and sales of each  fund's  shares;  and (ii)  maintain  or modify the allocation  of  each  fund's  assets  among  the  underlying  funds  within  the percentage limits described earlier. A high turnover rate may increase transaction costs and result in higher capital gain distributions by the fund. Trading may result in realization of net short-term capital gains that would not otherwise be realized. Shareholders are taxed on such gains when distributed from a Fund at ordinary income tax rates. "See "Dividends, Distributions and Taxes."

     The Funds do not incur costs of investing in underlying Funds but may if investing in other securities. See discussion below for Underlying Funds.

Underlying Funds
----------------

     Generally, securities are purchased for the Underlying Funds (other than the U.S. Government Money Fund) for investment income and/or capital appreciation and not for short-term trading profits. However, the Underlying Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable to their Money Managers.

     If an Underlying Fund changes Money Managers, it may result in a significant number of portfolio sales and purchases as the new Money Manager restructures the former Money Manager's portfolio.

     Underlying Fund Turnover Rate. The portfolio turnover rate for each Underlying Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Underlying Fund during the year. For purposes of determining the rate, all short-term securities are excluded. The Underlying Funds have no restrictions on portfolio turnover. The Underlying Funds will purchase or sell securities to: (i) accommodate purchases and sales of each fund's shares; and (ii) maintain or modify the allocation of each fund's assets among the underlying funds within the percentage limits described earlier. A high turnover rate may increase transaction costs and result in higher capital gain distributions by the fund. Trading may result in realization of net short-term capital gains that would not otherwise be realized. Shareholders are taxed on such gains when distributed from an Underlying Fund at ordinary income tax rates. "See "Dividends, Distributions and Taxes."

     The Funds invest primarily in the Underlying Funds and do not incur commissions or sales charges in connection with investing in the Underlying Funds, but they may incur such costs if they invest directly in other types of securities. The following is a description of the policy of the Underlying Funds with respect to brokerage allocation and brokerage commissions:

     Brokerage Allocations. Transactions on United States stock exchanges involve the payment of negotiated brokerage commissions; on non-United States exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in the over-the-counter markets, including most debt securities and money market instruments, but the price includes a "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

     Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Money Manager. The Management Agreement and the Money Manager Agreements provide, in substance and subject to specific directions from the Board of Directors and officers of Accessor Capital, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best net price and execution for the Funds. Securities will ordinarily be purchased from the markets where they are primarily traded, and the Money Manager will consider all factors it deems relevant in assessing the best net price and execution for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

     In addition, the Management Agreement and the Money Manager Agreements authorize Accessor Capital and the Money Managers, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) in selecting brokers to execute a particular transaction and in evaluating the best net price and execution, provided to the Funds. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, monetary and fiscal policy, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Accessor Capital or a Money Manager may select a broker or dealer that has provided research products or services such as reports, subscriptions to financial publications and compilations, compilations of securities prices, earnings, dividends and similar data, and computer databases, quotation equipment and services, research-oriented computer software and services, consulting services and services of economic benefit to Accessor Funds. In certain instances, Accessor Capital or the Money Manager may receive from brokers or dealers products or services which are used both as investment research and for administrative, marketing, or other non-research purposes. In such instances, Accessor Capital or the Money Managers will make a good faith effort to determine the relative proportions of such products or services which may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by Accessor Capital or the Money Managers through brokerage commissions generated by transactions of the Funds, while the portions of the costs attributable to non-research usage of such products or services is paid by Accessor Capital or the Money Managers in cash. In making good faith allocations between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of Accessor Capital or the Money Managers allocation of the costs of such benefits and services between those that primarily benefit Accessor Capital or the Money Managers and those that primarily benefit Accessor Funds.

     As a general matter, each Fund does not intend to pay commissions to brokers who provide such brokerage and research services for executing a portfolio transaction, which are in excess of the amount of commissions another broker would charge for effecting the same transaction. Nevertheless, occasional transactions may fall under these circumstances. Accessor Capital or the Money Manager must determine in good faith that the commission was reasonable in relation to the value of the brokerage and research services provided in terms of that particular transaction or in terms of all the accounts over which Accessor Capital or the Money Manager exercises investment discretion.

     In addition, if requested by Accessor Funds, Accessor Capital, when exercising investment discretion, and the Money Managers may enter into transactions giving rise to brokerage commissions with brokers who provide brokerage, research or other services to Accessor Funds or Accessor Capital so long as the Money Manager or Accessor Capital believes in good faith that the broker can be expected to obtain the best price on a particular transaction and Accessor Funds determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to Accessor Funds, or to Accessor Capital for the benefit of Accessor Funds for which it exercises investment discretion, notwithstanding that another account may be a beneficiary of such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction. Subject to the "best execution" obligation described above, Accessor Capital may also, if requested by a Fund, direct all or a portion of a Fund's transactions to brokers who pay a portion of that Fund's expenses.

     Accessor Capital does not expect the Funds ordinarily to effect a significant portion of the Funds' total brokerage business with brokers affiliated with Accessor Capital or their Money Managers. However, a Money Manager may effect portfolio transactions for the Fund assigned to the Money Manager with a broker affiliated with the Money Manager, as well as with brokers affiliated with other Money Managers, subject to the above considerations regarding obtaining the best net price and execution. Any transactions will comply with Rule 17e-1 of the Investment Company Act.

     Brokerage Commissions. The Board of Directors will review, at least annually, the allocation of orders among brokers and the commissions paid by the Funds to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds. Certain services received by Accessor Capital or Money Managers attributable to a particular transaction may benefit one or more other accounts for which investment discretion is exercised by the Money Manager, or a Fund other than that for which the particular portfolio transaction was effected. The fees of the Money Managers are not reduced by reason of their receipt of such brokerage and research services.

     The  Underlying   Fixed-Income   Funds   generally  do  not  pay  brokerage
commissions.

                         CALCULATION OF FUND PERFORMANCE

     Information about a Fund's performance is based on that Fund's (or its predecessor's) record to a recent date and is not intended to indicate future performance. From time to time, the yield and total return for each class of shares of the Funds may be included in advertisements or reports to shareholders or prospective investors. Quotations of yield for a Fund or class will be based on the investment income per share (as defined by the SEC) during a particular 30-day (or one-month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

     The total return of the Funds may be included in advertisements or other written material. When a Fund's total return is advertised, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund. Any fees charged by Service Organizations directly to their customers in connection with investments in the Funds are not reflected in the Fund's total return and such fees, if charged, will reduce the actual return received by customers on their investment.

     The Funds may advertise their performance in terms of total return, which is computed by finding the compounded rates of return over a period that would equate the initial amount invested to the ending redeemable value. The calculation assumes that all dividends and distributions are reinvested on the reinvestment dates during the relevant time period and accounts for all recurring fees. The Funds may also include in advertisements data comparing performance with the performance of published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services, Inc. or Morningstar, Inc.) or entities or organizations which track the performance of investment companies or investment advisers and publications that monitor the performance of mutual funds (such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Inc., Mutual Fund Magazine, Smart Money and The Wall Street Journal). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to well-known unmanaged indices of market performance or other appropriate indices of investment securities or with data developed by Accessor Funds or Accessor Capital derived from such indices. Unmanaged indices (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses. Fund performance may also be compared, on a relative basis, to other Funds of Accessor Funds. This relative comparison, which may be based upon historical Fund performance, may be presented numerically, graphically or in text. Fund performance may also be combined or blended with other Accessor Funds, and that combined or blended performance may be compared to the same Benchmark Indices to which individual Funds are compared. In addition, Accessor Funds may from time to time compare the expense ratio of the Funds to that of investment companies with similar objectives and policies, based on data generated by Lipper or similar investment services that monitor mutual funds.

     In reports or other communications to investors or in advertising, the Funds may discuss relevant economic and market conditions affecting Accessor Funds. In addition, Accessor Funds, Accessor Capital and the Money Managers may render updates of Fund investment activity, which may include, among other things, discussion or quantitative statistical or comparative analysis of portfolio composition and significant portfolio holdings including analysis of holdings by sector, industry, country or geographic region, credit quality and other characteristics. Accessor Funds may also describe the general biography, work experience and/or investment philosophy or style of the Money Managers of the Accessor Funds and may include quotations attributable to the Money Managers describing approaches taken in managing each Accessor Funds' investments, research methodology underlying stock selection or each Accessor Funds'
investment objective. The Accessor Funds may also discuss measures of risk, including those based on statistical or econometric analyses, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities.

                   CALCULATION OF FUND PERFORMANCE INFORMATION

     Yield  and  Total  Return  Quotations.  The  Funds  (other  than  the  U.S.
Government Money Fund) compute their average annual total return by using a standardized method of calculation required by the SEC. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one, five and ten year periods (or life of the Funds, as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                              P(1+T)n = ERV

Where:            P        =        a hypothetical initial payment of $1,000
                  T        =        average annual total return
                  N        =        number of years
                  ERV      =        ending  redeemable  value  of a hypothetical
                                    $1,000  payment made at the beginning of the
                                    one,  five or ten year  period at the end of
                                    the  one,   five  or  ten  year  period  (or
                                    fractional portion thereof)

     The calculation assumes that all dividends and distributions of each Fund are reinvested at the price stated in the Prospectuses on the reinvestment dates during the period, and includes all recurring fees.

     Yields are computed by using standardized methods of calculation required by the SEC. Yields for the Fixed-Income Funds are calculated by dividing the net investment income per share earned during a 30-day (or one month) period by the maximum offering price per share on the last day of the period, according to the following formula:

                                        YIELD = 2[(a-b/cd+1)6-1]

Where:         a = dividends and interest earned during the period;

               b = expenses accrued for the period (net of reimbursements);

               c = average daily number of shares outstanding during the period that were entitled to receive dividends; and

               d = the maximum offering price per share on the last day of the period.

     The U.S. Government Money Fund computes its current annualized and compound effective yields using standardized methods required by the SEC. The annualized yield for this Fund is computed by (a) determining the net change, exclusive of capital changes, in the value of a hypothetical account having a balance of one share at the beginning of a seven calendar day period; (b) dividing the difference by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, and all fees, other than nonrecurring account or sales charges, that are charged to all shareholder accounts in proportion to the length of the base period, but does not include realized gains and losses from the sale of securities or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365/7 and subtracting 1.

     Yield may fluctuate daily and does not provide a basis for determining future yields. Because the U.S. Government Money Fund's yield fluctuates, its yield cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed-to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, length of maturities of portfolio securities, the methods used by each fund to compute the yield (methods may differ) and whether there are any special account charges which may reduce effective yield.

     Current distribution information for the Investor Class Shares of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the NAV per Investor Class share on the last day of the period and annualized. Current distribution rates differ from standardized yield rates in that they represent what Investor Class Shares of a Fund have declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net investment income for that period.

                                 CODE OF ETHICS

     Accessor Funds, on behalf of the Funds, has adopted a Code of Ethics, which establishes standards by which certain covered persons of Accessor Funds must abide relating to personal securities trading conduct. Under the Code of Ethics, covered persons (who include, among others, directors and officers of Accessor Funds and employees of Accessor Funds and Accessor Capital), are generally prohibited from engaging in personal securities transactions with certain exceptions as set forth in the Code of Ethics. The Code of Ethics also contains provisions relating to the reporting of any personal securities transactions, and requires that covered persons shall place the interests of shareholders of Accessor Funds before their own.

                                 TAX INFORMATION

Taxation of the Funds
---------------------

     Each Fund, which is treated as a separate entity for federal income tax purposes, has elected to be, and intends to qualify for treatment as a regulated investment company under the Code ("RIC"). That treatment relieves a Fund, but not its shareholders, from paying federal income tax on any investment company taxable income (generally consisting of net investment income and the excess of net short-term capital gain over net long-term capital loss) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that are distributed to its shareholders.

     To qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (determined without regard to the dividends-paid deduction) ("Distribution Requirement") and must meet several additional requirements. For each Fund, these requirements include the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement");
(2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer or in two or more issuers that the Fund controls and that are engaged in similar trades or businesses.

     If any Fund failed to qualify for  treatment as a RIC for any taxable year,
(1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

     Each Fund will invest its assets primarily in shares of Underlying Funds, and may also invest in cash and money market instruments. Accordingly, a Fund's income will consist of distributions from the Underlying Funds, net gains realized from the disposition of Underlying Fund shares and interest. If an Underlying Fund qualifies for treatment as a RIC -- each has done so for its past taxable years and intends to continue to do so for its current and future taxable years -- (1) dividends paid to a Fund from the Underlying Fund's investment company taxable income (which may include net gains from certain foreign currency transactions) will be taxable to the Fund as ordinary income to the extent of the Underlying Fund's earnings and profits and (2) distributions paid to a Fund from the Underlying Fund's net capital gain will be taxable to the Fund as long-term capital gains, regardless of how long the Fund has held the Underlying Fund's shares. If a Fund purchases shares of an Underlying Fund within 30 days before or after redeeming other shares of that Underlying Fund at a loss (whether pursuant to a rebalancing of the Fund's portfolio or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares.

     Although an Underlying Fund will be eligible to elect to "pass-through" to its shareholders (including a Fund) the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes it pays if more than 50% of the value of its total assets at the close of any taxable year consists of securities of foreign corporations, a Fund will not qualify to pass that benefit through to its shareholders because of its inability to satisfy that asset test.

     Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year at least 98% of the sum of its ordinary income for that year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For this and other purposes, dividends declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the dividends are paid during the following January. Each Fund intends to make sufficient distributions to avoid the Excise Tax.

Taxation of the Shareholders - General
--------------------------------------

     All dividends out of a Fund's investment company taxable income will be taxable as ordinary income to its shareholders, whether received in cash or reinvested in additional Fund shares. Distributions of net capital gain by a Fund will be taxable to its shareholders as long-term capital gains (i.e., as gain from assets held for more than one year at the time of disposition), regardless of the length of time the shareholders have held their Fund shares. The maximum tax rate on that gain for non-corporate taxpayers generally is 20%. A lower rate of 18% will apply after December 31, 2000, for assets that are held for more than five years and are acquired after that date (unless the taxpayer elects to treat an asset held on that date as having been sold for its fair market value on January 1, 2001). In the case of a non-corporate taxpayer whose ordinary income is taxed at a 15% rate, the 20% and 18% rates are reduced to 10% and 8%, respectively. A corporation's net capital gain is taxed at the same rate as its ordinary income.

     If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Any loss realized by a shareholder on a sale (redemption) or exchange of shares of a Fund will be disallowed to the extent the shareholder purchases other shares of that Fund, regardless of class, within 30 days before or after the disposition.

     A portion of the dividends from each Fund's investment company taxable income, whether paid in cash or reinvested in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion of any Fund may not exceed its share of the aggregate dividends received from domestic corporations by each Underlying Fund that qualifies as a RIC in which the Fund invests; capital gain distributions thus are not eligible for the deduction. Dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Corporate shareholders should consult their tax advisers regarding other requirements applicable to the dividends-received deduction.

     Any distribution paid shortly after an investor purchases Fund shares will reduce the NAV of those shares by the distribution amount. While such a distribution is in effect a return of capital, it is nevertheless subject to federal income tax. This result may be magnified with respect to a Fund that pays dividends only once a year, such as the International Fund. Therefore, prior to purchasing shares of any Fund, an investor should carefully consider the impact of distributions that are expected to be or have been announced.


Foreign Shareholders
--------------------

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

State and Local Taxes
---------------------

     Depending on the extent of a Fund's activities in states and localities in which it office is maintained, in which its agents are located or in which it is otherwise deemed to be conducting business, it may be subject to the tax laws of those states or localities. Furthermore, the state and local income tax treatment of a Fund and its shareholders with respect to distributions by the Fund may differ from the federal income tax treatment thereof. Distributions to shareholders may be subject to other state and local taxes as well. Prospective investors are advised to consult with their own tax advisors regarding the state and local income and other tax treatment of an investment in a Fund.

     The foregoing is only a summary of certain tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Advisor Class Shares of the Funds may be purchased directly from the Funds with no sales charge or commission. Investors may also purchase Advisor Class Shares or Investor Class Shares of the Funds from intermediaries, such as a broker-dealer, bank or other financial institutions. Such intermediaries may be required to register as a dealer pursuant to certain states' securities laws and may charge the investor a reasonable service fee, no part of which will be paid to the Funds. Shares of the Funds will be sold at the NAV next determined after an order is received and accepted, provided that payment has been received by 12:00 p.m. Eastern Time on the following business day. NAV is determined as set forth above under "Valuation." All purchases must be made in U.S. dollars.

     Orders are accepted on each business day. If Accessor Capital receives a purchase order for shares of the U.S. Government Money Fund and investment monies are wired prior to 9:00 a.m. Pacific time, the shareholder will be entitled to receive that day's dividend. Neither the Funds nor the Transfer Agent will be responsible for delays of wired proceeds due to heavy wire traffic over the Federal Reserve System. Orders to purchase Fund shares must be received by Accessor Capital prior to close of the New York Stock Exchange, normally 4:00 p.m. Eastern time, on the day shares of those Funds are offered and orders accepted, or the orders will not be accepted and invested in the particular Fund until the next day on which shares of that Fund are offered. Payment must be received by 12:00 p.m. Eastern time on the next business day. Shares may be bought or sold through financial intermediaries who are authorized to receive purchase and redemption orders on behalf of the Funds. These financial intermediaries are authorized to designate their agents and affiliates to receive these orders, and a Fund will be deemed to have received a purchase or redemption order when the order is received by the financial intermediary. The order will be priced at the NAV next computed after the order is received.

     Each Fund reserves the right to suspend the offering of shares for a period of time. The Funds also reserve the right to reject any specific purchase order, including certain purchases by exchange. Purchase orders may be refused if, in Accessor Capital's opinion, they would disrupt management of a Fund. A Fund also reserves the right to refuse exchange purchases by any person or group if, in Accessor Capital's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

     Investor Class Shares are expected to be available through industry recognized service providers of fund supermarkets or similar programs ("Service Organizations") that require customers to pay either no or low transaction fees in connection with purchases or redemptions. Certain features of the Investor Class Shares, such as the initial and subsequent investment minimums, redemption fees and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct charges, which charges or fees would not be imposed if Investor Class Shares are purchased directly. Therefore, a client or customer should contract the Service Organization acting on their behalf concerning the fees (if any) charged in connection with a purchase or redemption of Investor Class Shares. Service Organizations are responsible for transmitting to their customers a schedule of any such fees and conditions. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to a Fund in accordance with their agreements with clients or customers.

     For non-distribution related administration, subaccounting, transfer agency and/or other services, a Fund may pay Service Organizations and certain record keeping organizations with whom they have entered into agreements pursuant to the Distribution and Service Plan and/or the Administrative Services Plan. The fees payable to any one Service Organization or recordkeeper is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the fee schedule of the Service Organization or recordkeeper.

     Shares may be redeemed on any business day at the NAV next determined after the receipt of a redemption request in proper form. Payment will ordinarily be made within seven days and will be wire-transferred by automatic clearing house funds or other bank wire to the account designated for the shareholder at a domestic commercial bank that is a member of the Federal Reserve System. If Accessor Capital receives a redemption request in good order from a shareholder of the U.S. Government Money Fund by 9:00 a.m. Pacific time, the shareholder will be entitled to receive redemption proceeds by wire on the same day. Shareholders of the U.S. Government Money Fund who elect this option should be aware that their account will not be credited with the daily dividend on that day. If requested in writing, payment will be made by check to the account owners of record at the address of record. The Transfer Agent charges a processing fee of $10.00 for each redemption check requested by a shareholder, which processing fee may be waived by the Transfer Agent at its discretion.

     The Funds may accept certain types of securities in lieu of wired funds as consideration for Fund shares. Under no circumstances will a Fund accept any securities in consideration of the Fund's shares the holding or acquisition of which would conflict with the Fund's investment objective, policies and restrictions or which Accessor Capital or the applicable Money Manager believes should not be included in the applicable Fund's portfolio on an indefinite basis. Securities will not be accepted in exchange for Fund shares if the securities are not liquid or are restricted as to transfer either by law or liquidity of market; or have a value which is not readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, or the Nasdaq Stock Market. Securities accepted in consideration for a Fund's shares will be valued in the same manner as the Fund's portfolio securities in connection with its determination of NAV. A transfer of securities to a Fund in consideration for Fund shares will be treated as a sale or exchange of such securities for federal income tax purposes. A shareholder will recognize gain or loss on the transfer in an amount equal to the difference between the value of the securities and the shareholder's tax basis in such securities. Shareholders who transfer securities in consideration for a Fund's shares should consult their tax advisers as to the federal, state and local tax consequences of such transfers.

     Telephone Transactions. A shareholder of Accessor Funds with an aggregate account balance of $1 million or more may request purchases, redemptions or exchanges of shares of a Fund by telephone at the appropriate toll free number provided in this Prospectus. It may be difficult to implement redemptions or exchanges by telephone in times of drastic economic or market changes. In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, Accessor Funds employs reasonable procedures specified by the Board of Directors to confirm that such instructions are genuine. Telephone transaction procedures include the following measures: requiring the appropriate telephone transaction election be made on the telephone transaction authorization form sent to shareholders upon request; requiring the caller to provide the names of the account owners, the account owner's social security number or tax identification number and name of Fund, all of which must match Accessor Funds' records; requiring that a service representative of Accessor Capital, acting as Transfer Agent, complete a telephone transaction form listing all of the above caller identification information; requiring that redemption proceeds be sent by wire only to the owners of record at the bank account of record or by check to the address of record; sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and maintaining tapes of telephone transactions for six months, if Accessor Funds elects to record shareholder telephone transactions.

     For accounts held of record by a broker-dealer, trustee, custodian or an attorney-in-fact (under a power of attorney), additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Accessor Funds may implement other procedures from time to time. If reasonable procedures are not implemented, Accessor Funds may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither Accessor Funds, the Fund nor Accessor Capital will be responsible for authenticity of redemption or exchange instructions received by telephone.

     Market Timing Policy. The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to a Fund's performance and to its shareholders. Accordingly, if a Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other Funds in the Accessor Family of Funds. Generally, an investor who makes more than four exchanges out of a Fund during any calendar month or who makes exchanges that appear to coincide with an active market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, a Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to $250,000). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Funds' policy on excessive trading applies to investors who invest in a Fund directly or through financial intermediaries, but does not apply to a Systematic Withdrawal Plan described in the Funds' Prospectus.

     During times of drastic economic or market conditions, the Fund may suspend exchange privileges temporarily without notice and treat exchange requests based on their separate components - redemption orders with a simultaneous request to purchase the other Fund's shares. In such a case, the redemption request would be processed at the Fund's next determined NAV but the purchase order would be effective only at the NAV next determined after the Fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

                              FINANCIAL STATEMENTS

     The Funds are recently created mutual funds and consequently, Financial Highlights for the Funds are not currently available.

January 3, 2001

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  Accessor Funds, Inc.
     Definitive Material
     SEC File No. 33-41245 and 811-6337

Ladies and Gentlemen:

On behalf of Accessor Funds, Inc. and pursuant to Rule 497 of the Securities Act of 1933, as amended, we are filing the definitive Statement of Additional Information for the Accessor Allocation Funds. The Accessor Allocation Funds' Advisor Class and Investor Class Prospectuses were filed electronically on December 22, 2000 (Accession No. 0000876603-00-000026), and are incorporated by reference into this filing.

Please contact the undersigned with any questions you may have concerning this filing at 1-800-759-3504.

Very truly yours,

ACCESSOR FUNDS, INC.


/s/Christine J. Stansbery
Christine J. Stansbery
Secretary